SUPPLEMENTAL CASH FLOW INFORMATION (Details) (USD $) In Thousands	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2009
Cash payments:
Interest paid, net of amounts capitalized	$ 16,107	$ 16,721	$ 12,196
Income taxes paid	19,621	104,028	31,009
Reconciliation of total capital expenditures to total capital expenditures in the consolidated statements of cash flows
Capital expenditures incurred	730,347	345,264	819,798
Additions incurred prior year but paid for in current year	25,508	9,816	66,857
Additions incurred but not paid for as of the end of the year	(61,591)	(25,508)	(9,816)
Capital expenditures per Consolidated Statements of Cash Flows	$ 694,264	$ 329,572	$ 876,839